                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2009

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JUNE 30, 2009

(unaudited)

Worldwide Insurance Trust

WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of June 30, 2009, and are subject to change.

Dear Shareholder:

The Initial Class shares of the Worldwide Emerging Markets Fund increased 55.53% for the six months ended June 30, 2009. The Fund significantly outperformed emerging markets equities as measured by the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 36.22% for the same period.

Following a rather flat first quarter of 2009, emerging market equities exploded higher during the second quarter of the year, as risk aversion abated and investors sought to position their portfolios for an eventual recovery in global economic activity. We attribute the Fund’s notable outperformance primarily to its higher weighting in small- and mid-capitalization companies relative to its benchmark and to an overweighted position in consumer discretionary names.

Market and Economic Review

Given the gravity of conditions confronting emerging market equities in the dark days of this past autumn, the positive developments seen during the first half of 2009 should not be downplayed. Although still subdued when compared to recent years, investor risk appetite made a welcome return. Further, credit conditions staged a cautious recovery and measures of both business and consumer confidence bounced off exceptionally low levels. Important leading indicators, such as industrial production, stabilized or turned positive, supporting anticipation of economic recovery. Inventory rundowns appeared to come to an end and restocking led to an increase in economic activity. As a result, we continued to see a number of growth estimate upgrades for both corporate earnings and GDP (gross domestic product) across a number of significant developing nations. These upgrades gave investors added confidence that the fiscal and monetary stimulus enacted across the globe was working.

Against this positive backdrop, the MSCI EM Index handily outperformed the broad U.S. equity market, as measured by the S&P® 500 Index2, which gained 3.19% for the six-month period, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, which increased 8.42%.

By region, Latin American equities posted the best relative performance, with the MSCI EM Latin America Index4 advancing 45.44% in U.S. dollar terms for the six-month period. Peru* (+92.97%) and Brazil* (+62.44%) were among the best performing countries among all of the emerging markets. Mexico* (+13.09%) underperformed. Emerging Asia performed in line with the MSCI EM Index for the semi-annual period, with the MSCI EM Asia Index5 rising 36.22% in U.S. dollar terms. Indonesia* (+65.90%), China* (+62.41%) and India* (+52.65%) were the strongest performers within the region, while South Korea* (+22.38%) lagged. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the period, though still producing a solid double-digit return of 25.37% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.[6] The EMEA region was dragged down most by Poland* (-2.79%). Russia* (+56.20%) was the top performer in the region on the back of a rebound in crude oil prices.

From a sector* perspective, those market segments with defensive qualities, including telecommunications (+12.33%*), health care (+16.18%*) and consumer staples (+21.92%*) underperformed the MSCI EM Index. Traditionally cyclical sectors, like consumer discretionary (+49.44%*), energy (+48.18%*) and basic materials (+43.67%*), outperformed during the semi-annual period.

Fund Review

A common theme among the outperformers for the Fund during the six months ended June 30, 2009 was their reliance on domestic consumption. A case in point is the Russian discount retailer Magnit (0.4% of Fund net assets†). Despite a deep recession in Russia, Magnit continued to grow sales and maintain profit margins due to its attractive value-for-money pricing strategy and its superior logistics and procurement process. In addition, Magnit’s management developed a highly efficient and flexible operation amidst the very difficult conditions of Russia’s recession. BR Malls Participacoes (1.4% of Fund net assets†) was also a strong performer for the Fund during the semi-annual period. This Brazilian shopping mall developer and operator was able to reduce the operating cost of new malls acquired over the past couple of years. The company also remained, in our view, well poised to expand its shopping mall portfolio through both acquisition and greenfield expansion, or investment in building new malls. China’s Tencent Holdings (2.6% of Fund net assets†) also generated strong returns for the Fund during the period, as this Internet services provider had a solid game pipeline. In addition to gaming, Tencent Holdings was able to monetize its large and growing user base through online advertising and recently established an e-commerce segment within its business model.

Detractors from the Fund’s semi-annual results included Halyk Savings Bank of Kazakhstan (0.8% of Fund net assets†). While Halyk Savings Bank had some of the best fundamentals relative to its peers, it was unable to overcome the negative sentiment emanating from a deteriorating Kazakh financial sector. Peru’s Credicorp (0.8% of Fund net assets†) also produced muted returns during the first half of 2009 after being especially resilient during the torturous second half of last year. In our view, investment drivers for this financial conglomerate should come from a turnaround in the group’s insurance and asset management operations as well as from a continuation of solid performance in its traditional retail and corporate banking activities. Another disappointment for the Fund was Bidvest Group (1.1% of Fund net assets†), a South African-based services, trading and distribution company. Bidvest Group generated uninspiring returns, as slowing volume growth across the company’s operations pressured its stock. We believe the combination of its diverse portfolio and conservative financial leverage position should allow Bidvest Group to remain in good stead over the longer term.

At the end of June, the Fund maintained its overweighted position in Asia relative to the MSCI EM Index, notwithstanding the continuing uncertainty surrounding the Asian export complex. Chinese consumers and corporations, in our view, should continue to benefit from declining borrowing costs, while government-backed stimulus aimed at fixed income investments should help its economy achieve full-year growth targets. The Fund also had an overweighted allocation compared to its benchmark in Indonesia. Indonesia sells less overseas relative to the size of its economy than any other Asian country exception India, leaving it, we believe, less susceptible to a decline in global trade. The Fund maintained its underweighted exposure to South Korea and Taiwan, as these economies remain largely dependent on exports to developed nations.

Given Russia’s robust performance during the semi-annual period, we took the opportunity to take strong profits, thereby leaving the Fund with an underweighted position in this market. We would expect both Russia’s economy and equity market to continue to be heavily impacted by fluctuating global energy prices going forward. The Fund held its underweighted allocation to South Africa, due to a lack of relative value and our pessimistic outlook on its overvalued rand. Within Latin America, we had a favorable view on Brazil at the end of June. We positioned the Fund’s Brazilian holdings toward hard asset, blue chip names and a collection of domestic demand-related small-cap and mid-cap companies that we expect to benefit from the rapid pace of interest rate cuts within the country. We maintained the Fund’s underweighted exposure to Mexico based on its unfavorable near-term growth prospects relative to the rest of the region.

* * *

Looking forward, we remain encouraged by the significant improvement in emerging equity market conditions since the beginning of the year. We also remain strong believers in the long-term outlook for growth in emerging equity markets, especially among small-cap and mid-cap stocks. As such, approximately 70% of the Fund’s net assets were invested in companies with a market capitalization under US$5 billion at the end of June 2009. As we head into the second half of 2009, equity markets around the world are at a pivotal point in terms of gauging expectations for the timing and extent of recovery in the global economy. A number of data points from around the globe have led us to be optimistic on the course of economic recovery in both developed and emerging markets. There are, of course, some formidable challenges ahead as well and some demanding questions that are yet to be answered.

One of these major questions is the role played by China within the global trade cycle, a question that has assumed a much sharper focus given the combination of strong Chinese domestic demand and the collapse in global trade. While the financial crisis has had a deep and probably long-lasting effect on the U.S. economy and U.S. household consumption especially, we continue to see convincing evidence from China that its economy has already passed its inflexion point. Indeed, as the benefits of enormous policy stimulus work through the Chinese economy, there continues to be debate as to how much of this pick-up in output is simply restocking and how successful, over time, China will be in switching from export-led growth to expansion based on domestic demand. Nonetheless, clear evidence of an upturn in Chinese growth once again will likely be a key determinant of the long-term story for global equity markets. To date, expectations for high single-digit GDP growth in 2009 in China appear to be on track.

Over the near term, we anticipate that emerging market equities could come under modest pressure during the summer months, as investors seek to take profits after such a constructive move in equity prices during the semi-annual period. We would view any consolidation in emerging market equity prices as a buying opportunity, as the balance of risk and reward in emerging markets, in our view, remains favorable. Gains during the second half of 2009 may depend on confirmation that the expected economic recovery in the U.S. and elsewhere are underway and that corporate earnings estimates have indeed hit bottom. We maintain our favorable view on smaller-cap equities due to their generally much stronger focus on domestic consumption, where visibility for growth remains relatively higher compared to that for more cyclical sectors. While near-term challenges remain significant, we look for underlying fundamental differences between countries and companies to prove increasingly important in distinguishing outperformers as the year progresses.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Worldwide Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

July 20, 2009

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

[3]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[5]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments. Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
June 30, 2009 (unaudited)

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.7%)
KMG EP is the largest listed oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

Tencent Holdings Ltd.
(China, 2.6%)
Tencent Holdings provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

KNM Group BHD
(Malaysia, 2.3%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

Naspers Ltd.
(South Africa, 2.2%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Tian An China Investment Company, Ltd.
(Hong Kong, 2.2%)
Tian An China Investments, through its subsidiaries, develops and manages properties and provides agency services. The company also sells construction materials

Ju Teng Int’l Holdings Ltd.
(Hong Kong, 2.0%)
Ju Teng International manufactures semi-finished consumer goods. The company produces casings for notebook computers. Ju Teng’s manufacturing includes plastic injection molding, spray painting, metal tooling and stamping and assembly.

Cia Vale do Rio Doce (CRVD)
(Brazil, 2.0%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 1.9%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

TOP TEN EQUITY HOLDINGS*
(continued)

Wilmar International Ltd.
(Singapore, 1.8%)
Wilmar International is involved in oil palm cultivation and milling. The company refines, processes, brands, trades and distributes palm oil and lauric-related products. Wilmar also trades in soya bean, crude soya bean oil, grains and fertilizer

Woongjin Thinkbig Co., Ltd.
(South Korea, 1.7%)
Woongjin Thinkbig specializes in publishing educational material including books, magazines, encyclopedias, and journals. Woongjin Thinkbig offers Internet shopping malls and web portal services.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009

Initial Class	Actual	$1,000.00	$1,555.32	$8.49
	Hypothetical**	$1,000.00	$1,018.15	$6.71

Class R1	Actual	$1,000.00	$1,559.04	$8.69
	Hypothetical**	$1,000.00	$1,018.00	$6.85

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2009) of 1.34% on Initial Class Shares and 1.37% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.1%
Bermuda: 0.2%
20,000	Central European Media Enterprise Ltd. *	$393,800

Brazil: 12.2%
288,000	Anhanguera Educacional Participacoes S.A.	2,614,704
304,000	BR Malls Participacoes S.A. *	2,305,404
140,500	Cia Brasileira De Meios De Pagamento *	1,208,178
150,000	Dufry South America Ltd. (BDR)	1,863,996
40,000	Hypermarcas S.A. *	494,004
415,000	Localiza Rent A Car S.A.	2,562,644
212,000	Marfrig Alimentos S.A.	1,568,768
75,000	Petroleo Brasileiro S.A. (ADR)	3,073,500
185,000	Rodobens Negocios Imobiliarios S.A.	1,689,972
30,000	Totvs S.A.	1,023,475
77,000	Vale S.A. (ADR)	1,181,950

		19,586,595

China/Hong Kong: 25.1%
7,600	Baidu.Com (ADR) *	2,288,284
4,960,000	Beijing Development Hong Kong Ltd. * #	676,069
3,010,000	China Dongxiang (Group) Co., Ltd. #	2,014,203
5,235,000	China Lifestyle Food & Beverages Ltd.* #	486,891
32,700,000	China Power New Energy Development Co. * #	2,349,027
1,390,000	Fu Ji Food & Catering Services Holdings Ltd. * #	1,151,713
2,030,000	Golden Eagle Retail Group Ltd. #	2,352,295
13,820,000	Inspur International Ltd. #	2,368,713
6,030,000	Ju Teng International Holdings Ltd. * #	3,242,408
3,414,000	Peace Mark (Holdings) Ltd. #	—
1,020,000	Ports Design Ltd. * #	2,390,427
10,967,000	PYI Corp. #	472,435
2,161,167	PYI Corp. Warrants * (HKD 10.00, expiring 9/25/09)	8,366
7,647,000	Qin Jia Yuan Media Services Co. Ltd. #	1,464,206
31,000,000	Rexcapital Financial Holdings Ltd. * #	2,388,493
1,105,000	Shimao Property Holdings Ltd. #	2,130,442
3,420,000	Soho China Ltd. #	2,105,566
900,000	Stella International Holdings Ltd. #	1,448,563
3,810,000	Techtronic Industries Co. #	2,624,798
365,000	Tencent Holdings Ltd. #	4,234,951
6,924,200	Tian An China Investment Co. Ltd. #	3,472,293
338,200	Tian An China Investment Co. Warrants *
	(HKD 10.00, expiring 1/2/10)	436
500,000	Xinao Gas Holdings Ltd. #	850,996

		40,521,575

India: 7.3%
189,000	Bank of India #	1,387,935
23,500	Educomp Solutions Ltd. #	1,852,801
832,400	Hirco Plc (GBP) * #	1,314,203
448,104	ICSA (India) Ltd. #	1,571,608

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (continued)

Number of Shares		Value

India: (continued)
250,000	IVRCL Infrastuctures & Projects Ltd. #	$1,776,596
98,350	Reliance Capital Ltd. #	1,840,649
575,000	Rolta India Ltd. #	1,506,284
90,000	Shriram Transport Finance Co. Ltd. #	566,763

		11,816,839

Indonesia: 1.7%
418,000	Astra International Tbk PT #	970,521
8,000,000	Mitra Adiperkasa Tbk PT #	289,622
4,650,000	Perusahaan Gas Negara PT #	1,425,423

		2,685,566

Israel: 1.7%
207,000	Israel Chemicals Ltd. #	2,031,257
182,500	Queenco Leisure Int’l Ltd. (GDR)-144 A R	678,458

		2,709,715

Kazakhstan: 4.2%
108,350	Eurasian Natural Resources Corp. #	1,172,488
292,000	Halyk Savings Bank of Kazakhstan (GDR) #	1,213,597
60,000	Kazakhstan Kagazy Plc (GDR) *	13,800
510,300	Kazakhstan Kagazy Plc (GDR) * R	117,369
230,000	Kazmunaigas Exploration (GDR) Reg S #	4,308,491

		6,825,745

Malaysia: 3.3%
1,752,400	Cb Industrial Product Holding (BHD) #	1,591,079
15,568,000	KNM Group (BHD) #	3,698,077

		5,289,156

Mexico: 3.1%
15,000	America Movil S.A. de C.V. (ADR) *	580,800
1,400,000	Corporacion Geo S.A. de C.V. (Series B) *	2,704,687
52,000	Grupo Televisa S.A. (ADR)	884,000
550,000	Megacable Holdings, S.A.B. de C.V. *	770,604

		4,940,091

Panama: 0.7%
26,000	Copa Holdings S.A.	1,061,320

Peru: 0.8%
21,500	Credicorp Ltd. (ADR)	1,251,300

Philippines: 1.3%
96,250,000	Megaworld Corp. #	1,948,448
19,400,000	Megaworld Corp. Warrants * # (PHP 1.00, expiring 4/28/14)	162,456

		2,110,904

Poland: 1.2%
54,000	AmRest Holdings N.V. * #	935,625
800,000	International Personal Finance #	966,847

		1,902,472

See Notes to Financial Statements

Number of Shares		Value

Russia: 4.5%
55,000	Lukoil (ADR)	$2,458,500
15,000	Magnit Oao *	565,466
100,000	Novorossiysk Sea Trade Port Reg S (GDR) #	967,110
35,000	Oao Gazprom (ADR) #	710,720
1,200,000	Sberbank RF	1,466,072
530,000	Sistema Hals Reg S (GDR) *	291,500
54,000	Uralkali (GDR)	872,527

		7,331,895

Singapore: 3.0%
3,758,000	Cse Global Ltd. #	1,396,880
680,000	Ezra Holdings Ltd. * #	540,809
860,000	Wilmar International Ltd. #	2,966,271

		4,903,960

South Africa: 5.3%
138,091	Bidvest Group Ltd. * #	1,732,806
135,000	Naspers Ltd. #	3,555,406
240,000	Spar Group Ltd. #	1,764,229
126,115	Standard Bank Group Ltd. #	1,450,852

		8,503,293

South Korea: 10.3%
11,900	Cheil Worldwide Inc. #	2,181,348
24,000	Chungdahm Learning Inc. #	409,812
26,000	Cj O Home Shopping Co., Ltd. #	1,285,132
21,000	Hyundai Mobis #	1,829,650
55,000	Hyunjin Materials Co. Ltd. #	1,285,850
10,500	Lotte Shopping Co. #	2,150,978
46,878	Nanotronix Co., Ltd * #	497,978
23,000	Samsung Techwin Co. Ltd. #	1,294,893
51,825	T.K. Corp. * #	1,277,008
22,852	Taewoong Co. Ltd. #	1,603,384
152,000	Woongjin Thinkbig Co. Ltd. #	2,717,195

		16,533,228

Taiwan: 8.9%
1,905,000	China Ecotek Corp. #	2,327,152
1,136,250	Fortune Electric Co., Ltd. #	1,120,141
50,000	High Tech Computer Corp. #	702,601
1,337,000	Lumax International Corp. Ltd. #	2,096,413
172,000	Mediatek Inc. #	2,042,061
878,456	Mpi Corp. #	991,080
520,000	Shin Zu Shing Co. Ltd. #	2,457,321
1,620,000	Wistron Corp. #	2,674,576

		14,411,345

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (continued)

Number of Shares		Value

Turkey: 3.3%
43,000	Bim Birlesik Magazalar A.S. #	$1,500,235
383,283	Sinpas Gayrimenkul Yatirim Ortakligi A.S. #	954,476
184,268	Tekfen Holding A.S. #	416,546
940,000	Turkiye Garanti Bankasi A.S. * #	2,500,729

		5,371,986

Total Common Stocks
(Cost: $160,566,825)		158,150,785

PREFERRED STOCKS: 2.0%
(Cost: $442,030)
Brazil: 2.0%
77,000	Cia Vale do Rio Doce	3,180,723

Total Investments: 100.1%
(Cost: $161,008,855)		161,331,508
Liabilities in excess of other assets: (0.1%)		(142,944)

NET ASSETS: 100.0%		$161,188,564

ADR	— American Depositary Receipt
BHD	— Malaysian Public Limited Company
BDR	— Brazilian Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
PHP	— Philippine Peso

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $122,156,901, which represents 75.8% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $795,827, or 0.5% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy Plc (GDR)	7/19/2007	510,300	$2,551,500	$117,369	0.1%
Queenco Leisure International Ltd. (GDR) -144 A	7/3/2007	182,500	2,448,979	678,458	0.4%

			$5,000,479	$795,827	0.5%

Summary of Investments By Industry	% of Investments	Value

Basic Materials	5.3%	$8,570,114
Communications	12.1	19,568,572
Consumer Cyclical	17.6	28,449,862
Consumer Non-cyclical	8.9	14,367,558
Diversified	1.8	2,825,421
Energy	8.0	12,900,238
Financial	18.7	30,228,118
Industrial	14.9	23,846,539
Technology	11.3	18,298,667
Utilities	1.4	2,276,419

	100.0%	$161,331,508

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $161,008,855)	$161,331,508
Cash	1,277
Foreign currency (Cost $837,866)	836,211
Receivables:
Shares of beneficial interest sold	1,825,944
Due from Adviser	609,456
Dividends and interest	343,707

Total assets	164,948,103

Liabilities:
Payables:
Securities purchased	1,327,478
Line of Credit	247,395
Shares of beneficial interest redeemed	1,409,150
Deferred Trustee fees	28,305
Unrealized depreciation on forward foreign currency exchange contracts	3,524
Accrued expenses	743,687

Total liabilities	3,759,539

NET ASSETS	$161,188,564

Initial Class Shares:
Net Assets	$117,804,613

Shares of beneficial interest outstanding	14,361,492

Net asset value, redemption and offering price per share	$8.20

Class R1 Shares:
Net Assets	$43,383,951

Shares of beneficial interest outstanding	5,297,978

Net asset value, redemption and offering price per share	$8.19

Net Assets consist of:
Aggregate paid in capital	$223,557,085
Unrealized depreciation of investments and foreign currency transactions	(184,636)
Accumulated net investment loss	(66,525)
Accumulated net realized loss on investments and foreign currency transactions	(62,117,360)

$161,188,564

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $81,922)		$1,486,978
Interest		4,559

Total income		1,491,537

Expenses:
Management fees	$591,311
Custodian fees	29,378
Professional fees	41,601
Insurance	37,467
Trustees’ fees and expenses	22,671
Report to shareholders	50,230
Transfer agent fees – Initial Class Shares	11,599
Transfer agent fees – R1 Class Shares	7,291
Interest	1,539
Other	4,809

Total expenses		797,896

Net investment income		693,641

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(40,621,488)
Net realized loss on foreign currency transactions and foreign forward currency contracts		(714,733)
Net increase from payment due from Adviser (See Note 13)		774,938
Net change in unrealized appreciation (depreciation) of investments		95,118,532
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities and foreign forward currency contracts		303,159

Net realized and unrealized gain on investments		54,860,408

Net Increase in Net Assets Resulting from Operations		$55,554,049

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

	(unaudited)
Operations:
Net investment income	$693,641	$1,159,345
Net realized loss on investments, foreign forward currency contracts, and foreign currency transactions	(40,561,283)	(10,130,330)
Net change in unrealized appreciation (depreciation) of investments, foreign denominated assets and liabilities and foreign forward currency contracts	95,421,691	(190,766,060)

Net increase (decrease) in net assets resulting from operations	55,554,049	(199,737,045)

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(177,831)	—
Class R1 Shares	(59,092)	—

	(236,923)	—

Distributions from net realized capital gains
Initial Class Shares	(7,192,696)	(86,476,617)
Class R1 Shares	(2,385,762)	(34,908,650)

	(9,578,458)	(121,385,267)

Total dividends and distributions	(9,815,381)	(121,385,267)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	24,773,369	41,981,580
Class R1 Shares	9,716,391	9,232,288

	34,489,760	51,213,868

Reinvestment of dividends and distributions
Initial Class Shares	7,370,607	86,476,617
Class R1 Shares	2,444,774	34,908,650

	9,815,381	121,385,267

Cost of shares redeemed
Initial Class Shares	(25,822,682)	(74,160,635)
Class R1 Shares	(4,738,357)	(35,132,604)
Redemption fees	15,949	42,707

	(30,545,090)	(109,250,532)

Net increase in net assets resulting from share transactions	13,760,051	63,348,603

Total increase (decrease) in net assets	59,498,719	(257,773,709)

Net Assets:
Beginning of period	101,689,845	359,463,554

End of period (including undistributed (accumulated) net investment income (loss) of $(66,525) and $191,490, respectively)	$161,188,564	$101,689,845

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized): Initial Class Shares:
Shares sold	3,735,323	3,889,508
Shares reinvested	1,489,012	5,890,778
Shares redeemed	(3,872,847)	(5,973,231)

Net increase	1,351,488	3,807,055

Class R1 Shares:
Shares sold	1,318,906	794,656
Shares reinvested	494,893	2,384,471
Shares redeemed	(795,599)	(2,672,118)

Net increase	1,018,200	507,009

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			Initial Class Shares

	Six Months Ended June 30, 2009
			Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$5.89		$27.71	$24.98	$19.91	$15.21	$12.15

Income (Loss) from
Investment Operations:
Net Investment Income	0.04		0.07	0.12	0.14	0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	2.85		(12.20)	7.47	7.15	4.63	2.98

Total from Investment Operations	2.89		(12.13)	7.59	7.29	4.83	3.13

Less:
Dividends from Net Investment Income	(0.01)		—	(0.12)	(0.13)	(0.13)	(0.07)
Distributions from Net Realized Capital Gains	(0.57)		(9.69)	(4.74)	(2.09)	—	—

Total Dividends and Distributions	(0.58)		(9.69)	(4.86)	(2.22)	(0.13)	(0.07)

Redemption fees	—	(d)	— (d)	— (d)	— (d)	— (d)	— (d)

Net Asset Value, End of Period	$8.20		$5.89	$27.71	$24.98	$19.91	$15.21

Total Return (a)	55.53	%(b)(f)	(64.77)%	37.56%	39.51%	32.00%	25.89%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$117,805		$76,556	$255,052	$220,361	$198,077	$169,845
Ratio of Gross Expenses to Average Net Assets	1.34	%(e)	1.29%	1.23%	1.33%	1.35%	1.39%
Ratio of Net Expenses to Average Net Assets (c)	1.34	%(e)	1.29%	1.23%	1.33%	1.34%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.19	%(e)	0.53%	0.45%	0.63%	1.10%	1.07%
Portfolio Turnover Rate	32	%(f)	45%	80%	52%	65%	81%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	For the six months ended June 30, 2009, 0.76% of the total return consists of a reimbursement by the Adviser for an investment loss. (See Note 13).

See Notes to Financial Statements

	Class R1 Shares

	Six Months Ended June 30, 2009						For the Period May 1, 2004* through December 31, 2004

			Year Ended December 31,

			2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$5.87		$27.68	$24.95	$19.89	$15.21	$11.94

Income (Loss) from
Investment Operations:
Net Investment Income	0.03		0.07	0.11	0.13	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.87		(12.19)	7.48	7.15	4.64	3.21

Total from Investment Operations	2.90		(12.12)	7.59	7.28	4.81	3.27

Less:
Dividends from Net Investment Income	(0.01)		—	(0.12)	(0.13)	(0.13)	—
Distributions from Net Realized Capital Gains	(0.57)		(9.69)	(4.74)	(2.09)	—	—

Total Dividends and Distributions	(0.58)		(9.69)	(4.86)	(2.22)	(0.13)	—

Redemption fees	—	(d)	— (d)	— (d)	— (d)	— (d)	—	(d)

Net Asset Value, End of Period	$8.19		$5.87	$27.68	$24.95	$19.89	$15.21

Total Return (a)	55.90	%(b)(f)	(64.75)%	37.62%	39.49%	31.86%	27.39	%(f)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$43,384		$25,134	$104,412	$80,848	$56,219	$25,906
Ratio of Gross Expenses to Average Net Assets	1.37	%(e)	1.29%	1.24%	1.35%	1.38%	1.52	%(e)
Ratio of Net Expenses to Average Net Assets (c)	1.37	%(e)	1.29%	1.24%	1.35%	1.36%	1.39	%(e)
Ratio of Net Investment Income to Average Net Assets	1.13	%(e)	0.47%	0.42%	0.62%	1.04%	1.27	%(e)
Portfolio Turnover Rate	32	%(f)	45%	80%	52%	65%	81	%(f)

(c)	Excluding interest expense, this ratio would be unchanged if any interest expense incurred during those years was excluded.
(d)	Amount represents less than $0.005 per share
(e)	Annualized
(f)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Money Market Fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157), the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FAS 157 establishes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“Position 157-4”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. Position 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. Position 157-4 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted Position 157-4 effective June 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments as of June 30, 2009:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

Common Stock:
Bermuda	$393,800	$—	$—	$393,800
Brazil	19,586,595	—	—	19,586,595
China / Hong Kong	2,297,086	38,224,489	—	40,521,575
India	—	11,816,839	—	11,816,839
Indonesia	—	2,685,566	—	2,685,566
Israel	678,458	2,031,257	—	2,709,715
Kazakhstan	131,169	6,694,576	—	6,825,745
Malaysia	—	5,289,156	—	5,289,156
Mexico	4,940,091	—	—	4,940,091
Panama	1,061,320	—	—	1,061,320
Peru	1,251,300	—	—	1,251,300
Philippines	—	2,110,904	—	2,110,904
Poland	—	1,902,472	—	1,902,472
Russia	5,654,065	1,677,830	—	7,331,895
Singapore	—	4,903,960	—	4,903,960
South Africa	—	8,503,293	—	8,503,293
South Korea	—	16,533,228	—	16,533,228
Taiwan	—	14,411,345	—	14,411,345
Turkey	—	5,371,986	—	5,371,986
Preferred Stock:
Brazil	3,180,723	—	—	3,180,723

Total	$39,174,607	$122,156,901	$—	$161,331,508

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted FAS 161 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

	Fair value of derivative instruments as of June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Derivative Liabilities

Forward Foreign Currency Contracts	Payables, Net Assets – Unrealized depreciation	$3,524

NOTES TO FINANCIAL STATEMENTS
(continued)

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Forward Foreign Currency Contracts	($86,390)	($3,537)

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing its investment objectives. The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. At June 30, 2009, the Fund had no written options outstanding.

Futures—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell financial futures contracts to hedge against changes in the value of equity securities.

When the Fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. At June 30, 2009, the Fund had no futures contracts outstanding.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. For the period May 1, 2008 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.40% of average daily net assets for both Initial Class Shares and Class R1 Shares. For the period May 1, 2009 through April 30, 2010, the waiver is 1.50% for both the Initial Class Shares and Class R1 Shares. For the six months ended June 30, 2009, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2009, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $50,906,204 and $36,167,730, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $166,366,597 and net unrealized depreciation aggregated $5,035,089 of which $42,178,921 related to appreciated securities and $47,214,010, related to depreciated securities.

NOTES TO FINANCIAL STATEMENTS
(continued)

The tax character of dividends and distributions paid to shareholders were as follows:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

Ordinary income	$236,923	$20,596,056
Long term capital gains	9,578,458	100,789,211

Total	$9,815,381	$121,385,267

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2009, the aggregate shareholder accounts of four insurance companies own approximately 67%, 9%, 6% and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure (equity price risk) to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2009, there were no equity swaps outstanding.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the

NOTES TO FINANCIAL STATEMENTS
(continued)

Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2009, the Fund borrowed under this Facility. The average daily balance during the 38 day period during which the loan was outstanding amounted to $1,678,152 and the weighted average interest rate was 0.89%. At June 30, 2009, the Fund’s outstanding borrowing under the Facility was $247,395.

Note 12—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 2009, there were no offsets of custodial fees.

Note 13—Payment Due from Adviser—On June 30, 2009, the Worldwide Emerging Market Fund incurred a loss of $774,938 from an incorrect processing of a corporate action. The Advisor has agreed to reimburse the Fund for the total amount of the loss. The Fund recorded the reimbursement in the Statement of Operations as Net increase from Payment Due from Adviser and reflected the amount of the receivable as Due from Advisor in the Statement of Assets and Liabilities. The impact to the Fund’s total return is reflected in the Statement of Financial Highlights. The loss was reimbursed to the Fund on July 21, 2009.

Note 14—Subsequent Event Review—The Fund has adopted FASB Statement No.165, Subsequent Events (“FAS 165”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. FAS 165, requires evaluation of subsequent events through the date of financial statement issuance. Subsequent events for the Fund have been evaluated through August 17, 2009, and there were no material subsequent events requiring disclosure.

APPROVAL OF ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2009 and June 3 and 4, 2009 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

APPROVAL OF ADVISORY AGREEMENT
(continued)

•

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In considering the Fund’s performance, the Board noted that the Fund’s annualized returns reflected underperformance relative to its Peer Group and Performance Universe averages, as well as benchmark indices, over the one- through five-year periods ended December 31, 2008. The Board also noted that, for the corresponding two- through five-year periods ended December 31, 2007, the Fund’s annualized returns had outperformed its Peer Group and Performance Universe averages. In evaluating the performance of the Fund in 2008 relative to its Peer Group and Performance Universe, the Board considered the impact on relative performance of the Adviser’s strategy of focusing on small to medium capitalization companies, predominantly in Asia, which had underperformed in the volatile markets of recent periods. The Board concluded that the investment strategy being pursued by the Adviser is appropriate for the Fund and that, under the circumstances and in light of the foregoing considerations, the performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that,

APPROVAL OF ADVISORY AGREEMENT
(continued)

during 2008, the Fund’s overall management fee, net of waivers, was lower than the median for its Peer Group, and that the Fund’s expense ratio, although slightly higher than the median, was within the range of expense ratios for its Peer Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio and. The Board concluded that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

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This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor:Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 27, 2009
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  August 27, 2009
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  August 27, 2009
      ---------------